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                               VAN KAMPEN TRUST,
                            ON BEHALF OF ITS SERIES,
                           VAN KAMPEN HIGH YIELD FUND

                     SUPPLEMENT DATED JUNE 30, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED JULY 31, 2003,
                AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 30, 2003

     The Prospectus is hereby supplemented as follows:

     The Board of Trustees (the "Board") of Van Kampen Trust has approved a proposed reorganization of Van Kampen High Yield Fund (the "High Yield Fund"), a series of the Van Kampen Trust, into Van Kampen High Income Corporate Bond Fund (the "High Income Corporate Bond Fund"). The proposed reorganization will be presented to shareholders of the High Yield Fund for approval at a special meeting of shareholders.

     If the proposed reorganization is approved, High Yield Fund shareholders will receive shares of the High Income Corporate Bond Fund in exchange for their shares of the High Yield Fund. Shareholders will receive the same class of shares of the High Income Corporate Bond Fund equal in value to their class of shares of High Yield Fund. Upon completion of the reorganization, the High Yield Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

     The High Yield Fund will be closed for purchases by new investors at the close of business on July 12, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    HYF SPT 6/04